                                    Salomon Brothers
                                    Variable Series Funds Inc

                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048
                                  888-777-0102

SALOMON BROTHERS VARIABLE INVESTORS FUND (THE 'INVESTORS FUND') AND SALOMON BROTHERS VARIABLE TOTAL RETURN FUND (THE 'TOTAL RETURN FUND') ARE PORTFOLIOS OF SALOMON BROTHERS VARIABLE SERIES FUNDS INC ('VARIABLE SERIES FUNDS'), AN OPEN-END MANAGEMENT INVESTMENT COMPANY (EACH A 'FUND' AND COLLECTIVELY, THE 'FUNDS'). VARIABLE SERIES FUNDS IS OFFERED EXCLUSIVELY AS A FUNDING VEHICLE FOR VARIABLE ANNUITY ('VA') CONTRACTS AND VARIABLE LIFE INSURANCE ('VLI') POLICIES OFFERED THROUGH SEPARATE ACCOUNTS OF VARIOUS LIFE INSURANCE COMPANIES ('PARTICIPATING INSURANCE COMPANIES') AND FOR QUALIFIED PENSION AND RETIREMENT PLANS. EACH INVESTOR SHOULD REFER TO THE PROSPECTUS FOR HIS OR HER CONTRACT OR POLICY OR HIS OR HER PLAN DOCUMENTS FOR ADDITIONAL INFORMATION RELATING TO SUCH CONTRACT, POLICY OR PLAN. EACH OF THE FUNDS HAS A SPECIFIC INVESTMENT OBJECTIVE.

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THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S)
AND EACH OF THE FUNDS MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. CERTAIN FUNDS MAY INVEST IN CERTAIN SECURITIES, COMMONLY REFERRED TO AS JUNK BONDS, WHICH PRESENT A HIGH DEGREE OF RISK. SUCH LOWER-QUALITY SECURITIES INVOLVE COMPARATIVELY GREATER RISKS, INCLUDING PRICE VOLATILITY AND THE RISK OF DEFAULT IN THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, THAN HIGHER-QUALITY SECURITIES. THE INVESTORS FUND AND THE TOTAL RETURN FUND MAY INVEST UP TO 5% AND 20%, RESPECTIVELY, OF THEIR TOTAL ASSETS IN NON-CONVERTIBLE SECURITIES OF THIS TYPE AND MAY INVEST WITHOUT LIMIT IN CONVERTIBLE SECURITIES OF THIS TYPE. SEE 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.'

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for future reference. A Statement of Additional Information dated January 2, 1998, containing additional information about each Fund (the 'Statement of Additional Information') has been filed with the Securities and Exchange Commission (the 'SEC') and is incorporated herein by reference. It is available without charge and can be obtained by writing to the Funds at the address, or by calling the toll-free telephone number, listed above.
THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE VARIABLE SERIES FUNDS.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          SALOMON BROTHERS ASSET MANAGEMENT INC -- INVESTMENT MANAGER
                      SALOMON BROTHERS INC -- DISTRIBUTOR
                                 APRIL 20, 1998

                                    Table of Contents

                               Summary                                         3
                               Expense Information                             5
                               Investment Objectives and Policies              6
                               Additional Investment Activities and Risk
                               Factors                                        11
                               Investment Limitations                         25
                               Management                                     26
                               Determination of Net Asset Value               28
                               Participating Insurance Companies and Plans    29
                               Purchase of Shares                             29
                               Redemption of Shares                           30
                               Performance Information                        31
                               Dividends and Distributions                    32
                               Taxation                                       33
                               Account Services                               34
                               Capital Stock                                  34
                               Appendix A                                    A-1




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

-------------------------------------------
                                    Summary

THE FUNDS

Each of the Funds, is an investment portfolio of the Variable Series Funds, an open-end investment company incorporated in Maryland on October 1, 1997. Shares of the Funds are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for VA contracts and VLI policies; and (ii) Qualified Pension and Retirement Plans ('Plans). Accordingly, all references to 'shareholders' in this Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. See 'Participating Insurance Companies and Plans.'

Each of the Funds is classified as a diversified Fund under the Investment Company Act of 1940, as amended (the '1940 Act').

THE FUNDS' OBJECTIVES AND POLICIES

INVESTORS FUND. The Investors Fund's primary objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

TOTAL RETURN FUND. The Total Return Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

There can be no assurance that any Fund will achieve its investment objective(s). See 'Investment Objectives and Policies.'

INVESTMENT MANAGER

SBAM is the Funds' investment manager. SBAM also serves as investment manager to other investment companies and numerous individuals and institutions. See 'Management.'

RISK FACTORS

Prospective investors should consider certain risks associated with an investment in each Fund. Certain Funds may use various investment practices that involve special considerations, including investing in high yield and/or illiquid securities, foreign securities (including emerging markets securities), warrants, zero coupon securities, loan participations and assignments, entering into repurchase and reverse repurchase agreements, entering into securities transactions on a firm commitment or when issued basis, lending portfolio securities and high portfolio turnover rates. Certain Funds may engage in derivatives which involve special risks. See 'Investment Objectives and Policies' and 'Additional Investment Activities and Risk Factors.'

PURCHASE OF SHARES

Shares of each Fund may be purchased at their next determined net asset value by Participating Insurance Companies and Plans. Individuals may not place orders directly with the Funds. See 'Purchase of Shares.'



                                                                          PAGE 3



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
SALOMON                 BROTHERS                 VARIABLE                 SERIES

REDEMPTION OF SHARES

Each Fund redeems shares at the applicable next determined net asset value. The value of shares at the time of redemption may be more or less than the shareholder's cost. See 'Redemption of Shares.'

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income of each Fund will be declared as an annual dividend, and shareholders will receive such dividends annually. Each Fund will pay net realized long-term capital gains annually. See 'Dividends and Distributions.' Dividends and distributions are reinvested in additional shares of the same Fund unless a shareholder requests otherwise. See 'Dividends and Distributions' and 'Taxation.'

The information in this Summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.



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

-------------------------------------------------------
                                    Expense Information

ANNUAL FUND OPERATING EXPENSES

Information in the table below is given as a percentage of average daily net assets.

FUND
----------------------------------------------------------------------------------------------------------
Investors
    Management Fees...........................................................................   0.70
    Other Expenses (after reimbursement)*,'D'.................................................   0.30
                                                                                                 ----
    Total Fund Operating expenses (after reimbursement)*......................................   1.00%
Total Return
    Management Fees...........................................................................   0.80
    Other Expenses (after reimbursement)*,'D'.................................................   0.20
                                                                                                 ----
    Total Fund Operating expenses (after reimbursement)*......................................   1.00%

------------

 * Reflects the voluntary agreement by SBAM to impose an expense cap for the fiscal year ending December 31, 1998 on the total operating expenses of each Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amounts shown in the table through the reimbursement of expenses. Absent such agreement, the ratio of other expenses and total operating expenses to the average daily net assets would be 1.91% and 2.61% for the Investors Fund; and 1.91% and 2.71% for the Total Return Fund, respectively.

'D' As of the date of this Prospectus, the Fund had only recently commenced investment operations. The amounts set forth for 'Other Expenses' are therefore based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.

Example:

The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each Fund. The example assumes payment by each Fund of operating expenses at the levels set forth in the table above and are also based upon the following assumptions:

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

FUND                                                                               1 YEAR        3 YEARS
--------------------------------------------------------------------------------------------------------
Investors.......................................................................    $ 10           $32
Total Return....................................................................    $ 10           $32

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR ANY OF THE FUNDS MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN IN THE FEE TABLES. Moreover, while the example assumes a 5% annual return, each Fund's performance will vary and may result in a return greater or less than 5%.

The information in the foregoing summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

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                                    Investment Objectives
                                    and Policies

The investment objective(s) of each Fund are deemed to be fundamental policies and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the 1940 Act. There can be no assurance that any Fund will achieve its investment objective(s).

INVESTORS FUND

The primary investment objective of the Investors Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

The Investors Fund's policy is to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the Fund's portfolio will generally consist of common and preferred stocks. The Fund may purchase securities of companies located in foreign countries which SBAM deems consistent with the investment objectives and policies of the Fund, but not if upon such purchase more than 20% of the Fund's net assets would be so invested. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses and to meet anticipated redemption requests, the Investors Fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' When management deems it appropriate, consistent with the Investors Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents.

The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the Fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's Investors Service ('Moody's') or Standard & Poor's Ratings Group ('S&P'), or, if unrated, deemed by SBAM to be of equivalent quality. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make

SALOMON                 BROTHERS                 VARIABLE                 SERIES

principal and interest payments than is the case with higher grade debt securities.

The Investors Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the Investors Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ('Rule 144A Securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

From time to time, the Investors Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As a hedge against either a decline in the value of securities included in the Investors Fund's portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Investors Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies. See 'Additional Investment Activities and Risk Factors -- Derivatives' and the Statement of Additional Information for a description of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities, other than the Investors Fund's investment objectives are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

TOTAL RETURN FUND

The primary investment objective of the Total Return Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The policy of the Total Return Fund is to invest in a broad variety of securities, including equity

SALOMON                 BROTHERS                 VARIABLE                 SERIES

securities, fixed-income securities and short-term obligations. The Fund may vary the percentage of assets invested in any one type of security in accordance with the investment manager's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values. Under normal market conditions, it is anticipated that at least 40% of the Fund's total assets will be invested in equity securities.

Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the Fund are expected to be traded on a stock exchange or in an over-the-counter market.

SBAM will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of 'investment grade' securities; that is, securities rated Baa or better by Moody's or BBB or better by S&P or determined by SBAM to be of comparable quality to securities so rated. See Appendix A to this Prospectus for a description of these ratings. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described above in the investment objectives and policies for the Investors Fund.

Up to 20% of the Fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or determined by SBAM to be of comparable quality. There is no limit on the amount of the Total Return Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these lower rated, high yield debt securities, which involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In addition to corporate debt securities, the Total Return Fund may invest in U.S. Government securities and mortgage-backed securities including:

(1) U.S. Treasury obligations;

(2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

(3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes;' and

(5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed: (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government.

Any guarantee of the aforementioned securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the

SALOMON                 BROTHERS                 VARIABLE                 SERIES

underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities. For a description of these securities and the risks associated therewith see 'Additional Investment Activities and Risk Factors.' The Total Return Fund may invest in corporate asset-backed securities, the characteristics and risks of which are described in the Statement of Additional Information.

Other fixed income securities in which the Total Return Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). For additional information on zero coupon bonds and PIK bonds, see 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.' Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

The Total Return Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Total Return Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Loan Participation and Assignments.'

The Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. For a description of these investment practices, see 'Additional Investment Activities and Risk Factors.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Total Return Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Market.'

The Total Return Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. See 'Additional Investment Activities and Risk

SALOMON                 BROTHERS                 VARIABLE                 SERIES

Factors -- Derivatives' and the Statement of Additional Information for a description of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities, other than the Total Return Fund's investment objectives, are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

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                                    Additional Investment Activities
                                    and Risk Factors

BANK OBLIGATIONS. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See ' -- Foreign Securities' below. None of the Funds will purchase bank obligations which SBAM believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

REVERSE REPURCHASE AGREEMENTS. The Total Return Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account of liquid assets in an amount at least equal to the

SALOMON                 BROTHERS                 VARIABLE                 SERIES

repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained, in accordance with procedures established by the Board of Directors. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that a Fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. A Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES. The Total Return Fund may invest in zero coupon securities, PIK bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero

SALOMON                 BROTHERS                 VARIABLE                 SERIES

coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Total Return Fund may invest in Loan Participations and Assignments. The Fund considers these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments

SALOMON                 BROTHERS                 VARIABLE                 SERIES

is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid Assignments and Loan Participation that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a Loan Participation or Assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and the Lender; (ii) the current interest rate; period until next rate reset and maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described in the Statement of Additional Information,

SALOMON                 BROTHERS                 VARIABLE                 SERIES

certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board of Directors periodically reviews purchases and sales of such securities.

WARRANTS. Each of the Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws

SALOMON                 BROTHERS                 VARIABLE                 SERIES

or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See ' -- High Yield Securities.'

Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. For a further discussion of certain risks involved in investing in foreign securities, particularly of emerging market issuers, see 'Additional Information on Portfolio Instruments and Investment
Policies -- Foreign Securities' in the Statement of Additional Information.

FIXED-INCOME SECURITIES. To the extent that a portion of a Fund's portfolio is invested in fixed-income securities, changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Total Return Fund may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these Fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium

SALOMON                 BROTHERS                 VARIABLE                 SERIES

and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

MORTGAGE-BACKED SECURITIES. The yield characteristics of the mortgage-backed securities in which the Total Return Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if these securities are purchased at a premium, faster than expected prepayments will reduce yield to maturity, while slower than expected prepayments will increase yield to maturity. Conversely, if these securities are purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone. For a description of multiple class mortgage pass-through securities, see ' -- Collateralized Mortgage Obligations and Multiclass Pass-Through Securities' below.

ADJUSTABLE RATE MORTGAGE SECURITIES. Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in the Fund would likely decrease. Also, the Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

PRIVATELY-ISSUED MORTGAGE SECURITIES. The Total Return Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that

SALOMON                 BROTHERS                 VARIABLE                 SERIES

are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

HIGH YIELD SECURITIES. Medium and low rated and comparable unrated 'high yield' securities, commonly known as 'junk bonds,' involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. The Investors Fund and the Total Return Fund may invest without limitation in convertible securities of this type and up to 5% and 20%, respectively, of their net assets in non-convertible securities of this type.

Under rating agency guidelines, medium-and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor

SALOMON                 BROTHERS                 VARIABLE                 SERIES

prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely

SALOMON                 BROTHERS                 VARIABLE                 SERIES

affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See ' -- Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is

SALOMON                 BROTHERS                 VARIABLE                 SERIES

due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/ or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Certain debt obligations, customarily referred to as 'Brady Bonds,' are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in

SALOMON                 BROTHERS                 VARIABLE                 SERIES

the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the High Yield Bond and Strategic Bond Funds invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Taxation.'

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

INVESTMENT FUNDS. A Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company. To the extent a Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and

SALOMON                 BROTHERS                 VARIABLE                 SERIES

expenses, including investment advisory fees. A Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under 'Taxation.'

BORROWING. Each of the Funds may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code') in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

DERIVATIVES. Each of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this Prospectus. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than

SALOMON                 BROTHERS                 VARIABLE                 SERIES

another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's portfolio securities. None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell. The use of currency transactions could result in a Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Taxation.'

----------------------------------------------------------
                                    Investment Limitations

The following investment restrictions and those described in the Statement of Additional Information are fundamental policies applicable to the individual Funds which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and each Fund's investment objective(s), the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth in this Prospectus or in the Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Funds may not:

(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to this restriction and provided that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund;

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund), provided, however, that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

----------------------------------------------
                                    Management

The business and affairs of each Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to SBAM, the Fund's investment manager and administrator.

The Statement of Additional Information contains general background information regarding each director and executive officer of each Fund.

INVESTMENT MANAGER

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Smith Barney Holdings, Inc., which is in turn wholly owned by Travelers Group Inc. ('Travelers'), as its investment manager under an investment management contract. SBAM was incorporated in 1987 and together with SBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of March 31, 1998, SBAM and such affiliates managed approximately $27 billion of assets. In providing advisory services, SBAM has access to hundreds of affiliated economists and mortgage, bond, sovereign and equity analysts. Michael S. Hyland serves as President of SBAM. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

Allan R. White III is a Managing Director of Salomon Brothers Inc ('Salomon Brothers') and SBAM and is primarily responsible for the day-to-day management of the Investors Fund. Since 1989 he has been a Vice President of SBAM. Prior to 1989 he was a Vice President at The First Boston Corporation. Mr. White is also Executive Vice President and portfolio manager for the Salomon Brothers Investors Fund Inc, as well as The Salomon Brothers Fund Inc. Mr. White is assisted in the management of the Investors Fund by John B. Cunningham. Mr. Cunningham has been a Vice President of SBAM since 1995. Prior to that time, Mr. Cunningham was an Associate in the Investment Banking Group.

Richard E. Dahlberg is primarily responsible for the day-to-day management of the Total Return Fund. Mr. Dahlberg is also the portfolio manager for the Salomon Brothers Total Return Fund, a portfolio of the Series Funds. Prior to joining SBAM in July 1995, Mr. Dahlberg was employed by Massachusetts Financial Services Company since 1968. Mr. Dahlberg had been primarily responsible for the day-to-day management of the MFS Total Return Fund for ten years prior to joining SBAM.

Subject to policy established by the Board of Directors, which has overall responsibility for the business and affairs of each Fund, SBAM manages the investment and reinvestment of each Fund's assets pursuant to the applicable management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to each Fund under the applicable management contract, including SEC compliance, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the Funds' officers, employees and directors affiliated

SALOMON                 BROTHERS                 VARIABLE                 SERIES

with SBAM. Except for the expenses paid by SBAM that are described herein, each Fund bears all costs of its operations.

As compensation for its services, the Investors Fund pays SBAM a monthly fee at an annual rate of .70% of the Fund's average daily net assets and the Total Return Fund pays SBAM a monthly fee at an annual rate of .80% of the Fund's average daily net assets. With respect to each Fund for the 1998 fiscal year, SBAM has voluntarily agreed to impose an expense cap on total Fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at 1.00%.

SBAM may waive all or part of its fee from time to time in order to increase each Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse SBAM for any advisory fees waived. In addition, Participating Insurance Companies that purchase the Funds' shares may perform certain administrative services relating to the Funds and SBAM may pay those companies for such services.

The services of SBAM are not deemed to be exclusive, and nothing in the relevant agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Funds) or from engaging in other activities.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers (the 'NASD'), and subject to seeking the most favorable price and execution available, the investment manager may consider sales of shares of the Funds as a factor in the selection of brokers to execute portfolio transactions for the Funds. The Funds may use Salomon Brothers, other broker-dealer subsidiaries of Travelers and their affiliates to execute portfolio transactions when the investment manager believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Funds' policies with respect to portfolio transactions.

DISTRIBUTOR

Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor. Salomon Brothers, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, is also one of the largest securities dealers in the world and a registered broker-dealer. Salomon Brothers, along with other broker-dealer subsidiaries of Travelers, makes markets in securities and provides a broad range of underwriting, research, and financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers and other affiliated broker-dealers from time to time may receive fees from the Funds in connection with the execution of portfolio transactions on behalf of the Funds.

ADMINISTRATOR

Each Fund employs SBAM under administration agreements to provide certain administrative services to the Funds.

The services provided by SBAM under the applicable administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky reports, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services as administrator, each Fund pays SBAM a fee, calculated daily and payable monthly, at an annual rate of .05% of the applicable Fund's aggregate average daily net assets. SBAM has delegated its responsibilities under the administrative agreement to one of its affiliates.

SALOMON                 BROTHERS                 VARIABLE                 SERIES

EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                                    Determination
                                    of Net Asset Value

For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each Fund is calculated by dividing the value of the Fund's securities and other assets, less the liabilities, by the number of shares outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by each Fund's Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing a Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Funds' valuation policies is contained in the Statement of Additional Information.

                                    Participating Insurance Companies
                                    and Plans

Variable Series Funds is a funding vehicle for VA contracts and VLI policies to be offered by separate accounts of Participating Insurance Companies and for Plans. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies for which the Fund assumes no responsibility, and the Plans are described in the relevant Plan documents for which the Fund assumes no responsibility. Variable Series Funds currently does not foresee any disadvantages to the holders of VA contracts and VLI policies or Plan Participants arising from the fact that the interests of the holders of such policies and such Plan Participants may differ in the future due to differences in tax treatment of variable products and Plans or other tax considerations.

Nevertheless, the Variable Series Funds' Board of Directors intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Fund's assets which could adversely affect the Fund's net asset value per share.

Individual VA contract holders and VLI policy holders and Plan Participants are not the 'shareholders' of the Funds. Rather, the separate accounts of Participating Insurance Companies and the Plans are the shareholders. However, the Participating Insurance Companies have informed the Fund that they will pass through voting rights to their VA contract and VLI policy holders. Plans will vote shares as required by applicable law and governing plan documents.


                                    Purchase of Shares

Shares of the Funds are sold at net asset value to the separate accounts of Participating Insurance Companies and to Plans. Individuals may not place orders directly with the Funds. See the prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of Fund shares and with respect to the availability for investment in each Fund. There are no sales commissions or redemption charges; however, other charges may apply to the variable annuity contracts or life insurance policies or Plans. The Funds do not issue share certificates.

Purchase orders will be effected at the net asset value of a Fund determined on the business day received if the orders are received by such Fund through First Data Investor Services Group, Inc. ('Investor Services Group' or the 'Transfer Agent') in proper form and in accordance with the

SALOMON                 BROTHERS                 VARIABLE                 SERIES

applicable requirements prior to the close of regular trading on the New York Stock Exchange on any day that such Fund calculates its net asset value and the Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by such Fund on such business day in accordance with applicable requirements. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is each Plan and Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract or VLI policy holders and Plan Participants should refer to the prospectus for their contracts or policies or Plan documents in this regard.

Each Fund reserves the right to reject any purchase order in whole or in part.


                                    Redemption of Shares

Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the Funds. Redemption requests will be effected at the net asset value of each Fund next determined after receipt of redemption instructions by such Fund in proper form and in accordance with applicable requirements. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company or Plan in this regard. The value of the shares redeemed may be more or less than their original cost, depending on each Fund's then-current net asset value. No charges are imposed by the Funds when shares are redeemed.

Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. Payment of the redemption price will be made within seven days after receipt of the redemption instructions in good order (or such shorter time period as may be required), but each Fund may suspend the right of redemption during any period when: (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension; or (iii) an emergency exists, as defined by rules of the SEC, making disposal of portfolio securities or determination of the value of the net assets of each Fund not reasonably practicable.

                                    Performance Information

From time to time, a Fund may advertise its 'yield,' 'tax-equivalent yield,' 'effective yield' and/or standardized and nonstandardized 'average annual total return' over various periods of time. Total return and yield quotations are computed separately for each class of shares of a Fund. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same Fund.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions).

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. Performance figures are based on historical earnings and are not intended to indicate future performance. See 'Performance Data' in the Statement of Additional Information.

                                    Dividends and Distributions

Each Fund will declare dividends from net investment income annually and will pay such dividends annually. Net investment income is a Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding any net realized capital gains. For the purpose of calculating dividends, net investment income shall consist of interest earned, which includes, where applicable, any discount accreted or premium amortized to the date of maturity, minus estimated expenses.

Shares of a Fund are entitled to dividends declared beginning on the day after the purchase order is received in good order.

Dividends are determined in the same manner and are paid in the same amount for each Fund share.

Net realized short-term capital gains of each Fund, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. Each Fund distributes annually any net realized long-term capital gains from the sale of securities (after deducting any net realized losses that may be carried forward from prior years).

If, for any full fiscal year, a Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event a Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

Dividend and/or capital gains distributions will be reinvested automatically in additional shares of the same class of a Fund at the applicable net asset value per share and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash.

                                    Taxation

FEDERAL INCOME TAX MATTERS. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. If it so qualifies, a Fund will not be subject to U.S. federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, such Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

Each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income.

Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.

DIVIDENDS. Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends paid from net investment income generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net capital gain which are designated as 'capital gain dividends' generally are taxable as long-term capital gain whether received in cash or reinvested in additional shares. Since the Funds' shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the prospectus for such contract or policy or the applicable Plan documents.

DIVERSIFICATION. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be 'adequately diversified' as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If a Fund satisfies certain conditions, a segregated asset account owning shares of such Fund will be treated as owning the account's proportionate share of each of the assets of the Fund. Each Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.

Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to Federal, state or local taxes.

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                                    Account Services

Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements.


                                    Capital Stock

The Variable Series Funds was incorporated in Maryland on October 1, 1997. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Series Funds' Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of seven series of shares, each representing shares in one of seven separate Funds; namely, the Investors Fund, Total Return Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The assets of each Fund are segregated and separately managed. The Variable Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios. As of the date of this Prospectus, SBAM owns a significant percentage of the outstanding shares of each Fund and consequently is deemed to be a 'control person,' as defined in the 1940 Act, of each Fund.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in this Prospectus about another Fund. The Directors of the Variable Series Funds have considered this factor in approving the use of a combined Prospectus.

All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. Pursuant to current interpretations of the 1940 Act, the Fund anticipates that each Participating Insurance Company will solicit voting instructions from VA contract and VLI policy owners with respect to any matters that are presented to a vote of shareholders, and will vote shares in proportion to the voting instructions received. Plans will vote shares as required by applicable law and governing Plan documents. All shares of each Fund will, when issued, be fully paid and nonassessable. Under the corporate law of Maryland, the state of incorporation of the Variable Series Funds and the By-Laws of each of the Variable Series Funds, the Variable Series Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

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                                    Appendix A:
                                    Description of Ratings

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S AND S&P WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of

                                                                        PAGE A-1




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
SALOMON                 BROTHERS                 VARIABLE                 SERIES

its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization

PAGE A-2

SALOMON                 BROTHERS                 VARIABLE                 SERIES

characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P's COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                                                        PAGE A-3




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DISTRIBUTOR
Salomon Brothers Inc
7 World Trade Center
New York, New York 10048

INVESTMENT MANAGER
Salomon Brothers Asset
 Management Inc
7 World Trade Center
New York, New York 10048

CUSTODIANS
PNC Bank, N.A.
Airport Business Center
International Court 2
200 Stevens Drive
Lester, Pennsylvania 19113

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
First Data Investors Services Group, Inc.
P.O. Box 5127
Westborough, Massachusetts 01581-5127

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017


NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND, THE DISTRIBUTOR OR THE INVESTMENT MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



         -----------------------------------------------
                       SALOMON BROTHERS ASSET MANAGEMENT
                       -----------------------------------------------




                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as....................................`D'



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